SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 26, 2009

CATALYST VENTURES INCORPORATED

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA	333-147529	26-1095171
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2049 Century Park East, Suite 4200, Los Angeles, CA 90067

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (310) 277-1513

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On June 18, 2009, we completed an agreement with our parent company, WorldVest Equity, Inc. to acquire its global banking and advisory operations.  As part of this agreement, we acquired 100% of the issued and outstanding shares of WorldVest, LLC (“WVUSA”), a Nevada Limited Liability Company, in accordance with the terms and conditions of a contemporaneously executed and Stock Purchase Agreement.  A copy of the Stock Purchase Agreement is included in this report as Exhibit 10.1.

Additionally, as part of the agreement with WorldVest Equity, Inc., we acquired 100% of the issued and outstanding shares of FutureVest Management (Shenyang) Co., Ltd., an investment management license which allows us to conduct advisory and management operations autonomously within the borders of the People’s Republic of China.

This Stock Purchase Agreement officially closed Monday June 22, 2009 as the Catalyst Ventures Incorporated issued the debentures to WorldVest Equity, Inc. and the shares of WVUSA and FutureVest Management (Shenyang) Co. Ltd. were transferred to Catalyst Ventures Incorporated.

Item 2.01 Completion of Acquisition or Disposition of Assets

As more fully described in Item 1.01 above, on June 18, 2009. We completed an agreement with our parent company, WorldVest Equity, Inc. to acquire its global banking and advisory operations.  As part of this agreement, we acquired 100% of the issued and outstanding shares of WorldVest, LLC (“WVUSA”), a Nevada Company and 100% of FutureVest Management (Shenyang) Co., Ltd. in accordance with the terms and conditions of a contemporaneously executed and delivered Stock Purchase Agreement.

As part of the transaction, we will commence doing business as (dba.) “WorldVest", a global merchant bank, and has begun preparations to officially amend our name to WorldVest, Inc. and apply for a new ticker symbol.  As a merchant bank, WorldVest will focus on providing premier investment banking, advisory and asset management services, as well as making direct investments as a principal in select global transactions.  WorldVest will focus on two areas of business: Global Banking & Advisory and Asset Management.  WorldVest maximizes shareholder value by creating synergies between its operating divisions, allowing us to provide a full complement of services to a wide variety of clients while choosing the highest caliber transactions to pursue as direct investments.

As a global company, WorldVest will look to offer truly comprehensive direct investment and advisory services to entrepreneurs and companies without predefined boundaries or limits.  Rather than placing limits on our business scope, we evaluates opportunities in all geographic markets, industries and stages of development based on their individual merits, seeking to participate in those which offer the greatest opportunity to create outsized risk-adjusted returns.  WorldVest will look to initially focus on North America and the BRIC countries (Brazil, Russia, India and China) which are among the fastest growing economies in the world.

WorldVest works to achieve the greatest possible risk-adjusted returns for our shareholders by identifying and monetizing outsized investment opportunities on a global basis.  WorldVest is a global merchant banking organization that thinks “Outside the Box” through the combination of veteran bankers, dealmakers and global investors united with a single focus: create value for WorldVest shareholders and investors while providing for continued investor participation in global transactions structured to provide outsized returns and mitigated investment risk.

Banking & Advisory

The newly acquired WVUSA will form the foundation of our United States Banking & Advisory operations.   WVUSA consists of a team of dedicated investment professionals with a collective 100 plus years of experience in investment banking, venture capital, trading, and private equity investing across global markets.  Among their accomplishments is the financing and execution of more than 200 transactions worldwide across a wide variety of industries.  This team brings a foundation of in-depth global relationships and a demonstrated ability to recognize and capitalize quickly on true opportunities.  WVUSA’s investment professionals will be responsible for identifying prospective client and portfolio transactions, conducting research on prospective transactions, underwriting investment risk and the ongoing management and monitoring of WorldVest’s U.S. operations.

WorldVest’s Global Banking & Advisory practice offers capital raising and advisory services to external client companies as well as investment targets within its internal Asset Management division.  These services include corporate finance, venture banking, and corporate advisory.  Through the combination of these services, management believes its Global Banking & Advisory efforts will play a significant role in establishing WorldVest as a premier global merchant bank.

Corporate Finance:

WVUSA’s corporate finance professionals specialize in capital raising transactions for both public and private companies, allowing its clientele to execute an organic growth strategy or grow via acquisitions.  This internal division also offers traditional fee-based investment banking services such as: debt and equity private placements, leveraged/managed buyouts, growth financing, corporate recapitalization and asset based lending facilities.

Venture Banking:

WVUSA’s venture banking business allows WorldVest to act as a strategic partner for companies looking for early-stage or growth financing.  WorldVest is able to offer access to investment capital syndication along with a suite of venture services including public offerings, investor and public relations and management consulting.  In addition to fee-based compensation, the company may also take minority equity interests while limiting direct investment.

Corporate Advisory:

WVUSA’s corporate advisory group provides a broad range of business support services to its corporate finance and venture banking clients including addressing credit issues, indebtedness and mergers & acquisitions.  WorldVest will focus on companies seeking to accelerate their growth through strategic financing, acquisition related due diligence or capital structure improvements.

Broker Dealer / Securities:

Ascher Decision Services, Inc., which will begin doing business as WV Capital Partners (“WVCP”), is a Broker Dealer subsidiary of WVUSA.  WVCP is subject to regulation by the Securities and Exchange Commission (“SEC”), as well as the Financial Industry Regulatory Authority (“FINRA”) and is a member of the Securities Investor Protection Corporation (“SIPC”).  Its principal business will be to support WorldVest’s global merchant banking endeavors by offering underwriting and retail capital raising services for securities offerings sponsored by WorldVest.  WVCP sources capital through institutional investors as well as its syndicate of high net worth investors, broker-dealers, alternative investment wholesalers, independent brokers and registered investment advisors as dictated by each transaction.  In general, WorldVest seeks to generate outsized returns for its individual investors through proprietary investment structures and through providing access to opportunities typically reserved for larger institutions.

China Advisory & Management:

In support of its global business ambitions, including those within the borders of the Peoples Republic of China (“PRC”), the WorldVest secured 100% ownership of FutureVest Management (Shenyang) Co. Ltd., which holds an extremely rare advisory and management license issued by the government of the PRC enabling it to operate as a WFOE (“Wholly Foreign Owned Entity”).  This subsidiary, which will begin doing business as (“dba”) China WorldVest Advisors (“CWA”), will serve as a platform to extend WorldVest’s global operations, allowing its shareholders to participate indirectly, in a diversified and opportunistic manner, in the rapid growth of the world’s fastest-growing economy.  With this subsidiary in place, the Company gains the ability to conduct its banking & advisory operations autonomously inside the PRC without the need for Chinese partners.

Business Philosophy

The WorldVest business philosophy is centered on providing a full range of products and services to both its clients and internal portfolio companies.  WorldVest seeks to identify the needs of these companies and provide them with attainable financial and advisory solutions.  The Company’s global banking & advisory team is able to assist companies in their capital raising efforts from both traditional capital providers and retail investors.  In addition, WorldVest will look to create synergies between its operations and maximize shareholder value by completing a detailed analysis for each opportunity and choosing the highest caliber transactions to pursue as direct investments.  Through these infrastructure acquisitions, WorldVest has assembled a full service global merchant banking platform capable of providing excellent service for its clients, portfolio acquisitions and partners in order to generate attractive returns for its investors and shareholders

Global Merchant Banking Market Opportunity

WorldVest believes the environment to provide merchant-banking services to companies on a worldwide basis is extremely attractive.  The Company is in the unique position of offering not only traditional investment banking services, asset management and advisory services, but also making direct investments as a principal in select global transactions.  Traditional capital providers are less active in the market today, resulting in the need to develop alternative funding sources for middle-market and early-stage companies.  Along with focusing on institutional investments for these companies, WVUSA has developed a unique set of products to fill this void through its retail investor network.  Further, Management believes there is a growing opportunity to provide certain liquidity and exit strategies for investors in select private companies through the use of reverse mergers and other Alternative Public Offerings.

Through the addition of its Chinese advisory and management subsidiary, WorldVest has the ability to source both transactions and investment capital while participating one of the fastest growing global economies.  Initially, the Company is focusing not only on domestic opportunities, but also on those in the BRIC countries.  The gross domestic product of the BRIC countries made up 12% of the global GDP in 2007, an increase from 8% in 2000.  Companies in these regions are looking for ways to source additional growth capital, primarily by accessing the public markets in the United States.  Through reverse mergers and other liquidity alternatives, WorldVest will capitalize on these exciting global opportunities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements.

The Company shall file financial statements by an amendment to this Form 8-K within 75 days from the due date of this filing.

(b)	Pro Forma Financial Information.

The Company shall file pro forma financial information by an amendment to this Form 8-K within 75 days from the due date of this filing.

(c)	Exhibits.

Exhibit 10.1 – Stock Purchase Agreement dated as of June 18, 2009, by and between Catalyst Ventures, Incorporated and WorldVest Equity, Inc.

Exhibit 99.1 – Joint WorldVest Equity, Inc. / Catalyst Ventures Incorporated Press Release dated June 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2009

By:     /s/ Garrett K. Krause
Name: Garrett K. Krause

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